                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4789

                           SCUDDER NEW ASIA FUND, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (6l7) 295-2572
                                                            --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

SCUDDER

FUND, INC.

Semiannual Report to Stockholders

June 30, 2003

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment Characteristics

• a closed-end investment company investing in a broad spectrum of Asian companies and industries

• a vehicle for international diversification through participation in Asian stock markets

General Information

Executive Offices

Scudder New Asia Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line (800) 349-4281

Web Site

www.ScudderNewAsia.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Dechert LLP

Custodian

Brown Brothers Harriman & Co.

Independent Auditors

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - SAF

Contents

<Click Here> Portfolio Management Review

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Privacy Statement

This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Manager Terrence Gray discusses the recent market environment and his strategy in managing Scudder New Asia Fund during the six-month period ended June 30, 2003.

Q: How did the Asian markets perform during the past six months ended June 30, 2003?

A: Stock markets in Asia struggled through the first quarter of 2003, and then rebounded strongly to close the six-month reporting period with a gain. Early in the year, markets around the world plummeted as investors retrenched ahead of the war in Iraq. Making matters worse for the Asian markets, technology spending remained weak, oil prices moved higher, and concerns related to the SARS virus slowed economic growth and frightened investors. The second quarter brought a much brighter picture, however, as the combination of low interest rates, strong domestic liquidity and the end of the war in Iraq lent support to the Asian markets. In addition, two key factors that had been weighing on investors waned. First, the tension between North Korea and the United States cooled, calming fears of an armed conflict on the Korean peninsula. Second, the SARS virus did not prove to be as harmful as the markets had anticipated, and its dissipation led to a recovery in the economies of Singapore, China and Taiwan. The powerful second-quarter rebound in the Asian markets put the region solidly in the black for the six-month period. Over the first half of the year, the MSCI All-Country Asia Free Index produced a return of 4.75%.1

1 The MSCI All-Country Asia Free Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region. It is not possible to invest directly in an index.

Q: How did the fund perform in this environment?

A: The fund's net asset value (NAV) total return was 14.44% during the first half of 2003, while its share price - quoted on the New York Stock Exchange - returned 20.62% to close at $9.30 per share, representing a discount of 13.73% to NAV.

The fund's strong showing in relation to the MSCI All-Country Asia Free Index was largely the result of individual stock selection. We believe this is due to our focus on individual company research and risk management. We search for companies that offer attractive valuations, shareholder-focused management teams, strong earnings growth and favorable market positions. To manage risk within the portfolio, we use quantitative screens to manage the fund's exposure to various risk factors such as interest rates, oil prices and currency movements. We expect the combination of risk management and a bottom-up stock-picking process will help the fund seek outperformance over time.

One of the most significant contributors to performance during the period was the fund's position in small- and mid-cap companies. During the period, several of the fund's top individual stock performers were in this category. These include Chiyoda Corp., a leading builder of industrial plants that stands to benefit from the increasing buildup of liquid natural gas facilities in Japan; Fountain Set (Holdings) Ltd., a leading Chinese textile maker; Kingboard Chemicals Holdings Ltd., the dominant laminate producer that has benefited from industry consolidation and the growing manufacturing base of electronics in China; and Internet Auction, a Korean on-line auction company that generates substantial free cash flow and is 50% owned by eBay.

On a sector basis, performance was helped by the fund's positions in technology and mining stocks. On the negative side, the fund's weighting in Japan detracted from performance. Infosys Technologies, Inc., the Indian software company, also detracted as its margins came under pressure early in the period. The stock has since rebounded, and we remain favorable on its long-term outlook.

Q: Where have you been finding opportunities?

A: We have found compelling investment opportunities across a variety of areas within the Asian markets. The small- to mid-cap area, in particular, offers a wealth of opportunities to invest in companies that are delivering exceptional growth but that aren't widely followed by the analyst community. This means that the potential for finding stocks with the ability to deliver meaningful upside surprises is significant. In addition, the closed-end structure of the fund means that we can invest in smaller, less liquid companies without having to take potential shareholder redemptions into account (which we would have to consider were this an open-end fund). We continue to add to the fund's weighting in this area, and we had approximately 15% of assets in small-caps and 10% in mid-caps as of June 30, 2003. We have been buying small-caps in Japan, Korea and China, in particular.

We also have a clear preference for South Asia, which is becoming less reliant on exports as the economies mature and consumer demand rises. We continue to add to the fund's position in Thailand and Indonesia, where we have found an abundance of the type of fundamentally sound, reasonably valued companies that we favor.

Japan, which has been mired in a bear market for more than a decade, is another source of opportunity for the fund. We have been progressively adding to the fund's position in the country in recent months. We added to the fund's weighting in Japanese financial stocks, which should benefit from a decline in nonperforming loans, a cleaner banking system and a potential recovery in the global economy. We are not convinced, however, that Japan is about to turn the corner. But we are finding a growing number of attractively valued individual companies with improving fundamentals, particularly in the small- to mid-cap area.

We have maintained the fund's position in the mining sector, which stands to capitalize on China's rapid growth. The country has been expanding its sphere of dominance over the Asian economies and is migrating from being a mere export competitor to a consumer of natural resources. As China's need for copper, gold and other metals increases, companies that produce these metals should benefit. The fund's top holdings in this area include Newcrest Mining Ltd., Ivanhoe Mines Ltd. and Freeport McMoRan Copper and Gold, Inc.

Q: What is your broad view of the Asian market environment?

A: We are encouraged by the positive changes we see taking place in the region. Many companies have repaired their balance sheets, cash flows are on the rise and corporate governance is improving. China has become the manufacturing center of the world. Additionally, we see a wealth of opportunities to invest in companies with attractive dividend payouts. Having said that, it is important to keep in mind that many stocks have risen indiscriminately on expectations of improvements in global growth and corporate earnings. We therefore have been pruning the portfolio, trimming stocks that we believe to be fully valued.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management (Asia) Limited ("DeAM Asia"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

DeAM Asia, located at 20 Raffles Place, #27-01 Ocean Towers, Singapore, Singapore 048620, serves as subadvisor to the fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management.

Election of Officers

On April 2, 2003, the Board elected Kathleen Sullivan D'Eramo, Salvatore Schiavone, and Lucinda H. Stebbins as Assistant Treasurers of the fund. Brenda Lyons has resigned as an officer of the fund.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 28. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of Scudder New Asia Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the six months ended June 30, 2003, there were 138,800 fund shares repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Summary as of June 30, 2003

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	25.00	-	21.67	-
One Year	1.09	1.09	-2.18	-2.18
Three Year	-23.34	-8.48	-35.26	-13.49
Five Year	31.77	5.67	31.86	5.69
Ten Year	-3.92	-.40	16.47	1.54

Per Share Information and Returns(a)
	Yearly periods ended June 30

	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Net Asset Value ($)	22.44	16.00	16.06	17.26	10.28	17.03	20.16	11.09	11.02	10.78
Income Dividends ($)	.48	.02	.02	.03	.15	-	-	-	-	-
Capital Gains Distributions ($)	-	5.06	.87	.37	.29	-	.61	2.04	-	-
Total Return (%)	27.88	-5.41	5.70	10.85	-37.67	65.66	22.96	-33.40	-.63	-2.18

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of June 30, 2003

Asset Allocation	6/30/03	12/31/02

Common Stocks	97%	97%
Cash Equivalents	2%	2%
Preferred Stocks	1%	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	6/30/03	12/31/02

Korea	21%	24%
Japan	20%	22%
Taiwan	13%	11%
Hong Kong	12%	16%
Thailand	8%	7%
China	7%	3%
Singapore	6%	6%
India	5%	5%
Indonesia	3%	-
Other	5%	6%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/03	12/31/02

Information Technology	25%	19%
Industrials	20%	11%
Financials	17%	22%
Materials	13%	16%
Telecommunication Services	8%	7%
Consumer Discretionary	8%	11%
Consumer Staples	2%	5%
Energy	2%	3%
Utilities	2%	-
Other	3%	6%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2003 (27.0% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	6.9%
2. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.8%
3. Internet Auction Co., Ltd. Provider of Internet auction site	Korea	2.8%
4. The Siam Cement Public Co., Ltd. Manufacturer that distributes cement	Thailand	2.7%
5. Nitto Denko Corp. Producer of industrial chemicals	Japan	2.2%
6. Fountain Set (Holdings) Ltd. Manufacturer of knitted fabrics and garments	Hong Kong	2.1%
7. SK Telecom Co., Ltd. Provider of mobile telecommunication services	Korea	2.0%
8. Chiyoda Corp. Builder of industry specific factories	Japan	1.9%
9. Hang Seng Bank Ltd. Provider of commercial banking services	Hong Kong	1.8%
10. United Overseas Bank Ltd. Provider of commercial banking and financial services	Singapore	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2003

	Shares	Value ($)

Common Stocks 97.6%
Australia 2.0%
Gunns Ltd.*	95,500	745,583
Newcrest Mining Ltd.	217,700	1,119,902
(Cost $1,362,743)		1,865,485
Canada 1.3%
Ivanhoe Mines Ltd.* (Cost $958,405)	500,000	1,237,266
China 10.4%
Beijing Datang Power Generation Co., Ltd. "H"	2,266,000	1,002,481
China Mobile Ltd.	350,000	825,816
China Pharmaceutical Enterprise and Investment Corp., Ltd.	2,176,000	732,463
China Shipping Development Co., Ltd. "H"	1,702,000	611,104
Fountain Set (Holdings) Ltd.	2,222,000	1,980,278
Hainan Meilan Airport Co., Ltd. "H"	1,327,400	625,542
Harbin Power Equipment Co., Ltd. "H"	7,290,000	1,065,687
Kingboard Chemicals Holdings Ltd.	1,040,000	866,850
Legends Group Ltd.	1,394,000	464,765
PetroChina Co., Ltd. "H"	3,341,000	1,006,796
Shanghai Petrochemical Co., Ltd. "H"	3,496,000	681,416
(Cost $8,148,775)		9,863,198
Hong Kong 8.9%
Cheung Kong Holdings Ltd.	157,000	942,199
CNOOC Ltd.	680,000	994,056
Hang Seng Bank Ltd.	162,600	1,714,959
Hong Kong Electric Holdings Ltd.	245,500	960,171
Hutchison Whampoa Ltd.	271,000	1,650,670
Wharf Holdings Ltd.	403,000	777,748
Wing Hang Bank Ltd.	316,500	1,162,775
(Cost $9,501,520)		8,202,578
India 4.5%
Bharat Heavy Electricals Ltd.	214,400	1,242,698
Infosys Technologies Ltd.	10,500	738,009
ITC Ltd.	48,100	795,707
State Bank of India	177,000	1,464,512
(Cost $2,964,423)		4,240,926
Indonesia 2.7%
PT Astra International Tbk*	2,902,000	1,257,533
PT Telekomunikasi Indonesia	2,380,500	1,334,523
(Cost $1,631,930)		2,592,056
Japan 19.7%
Canon, Inc.	25,000	1,150,121
Chiyoda Corp.*	430,000	1,766,386
Citizen Watch Co., Ltd.	132,000	710,862
Iriso Electronics Co., Ltd.*	120,000	711,363
JFE Holdings, Inc.	80,600	1,211,322
KDDI Corp.	214	830,842
Mitsui O.S.K. Lines, Ltd.	422,000	1,286,048
Mizuho Financial Group, Inc.*	1,268	1,004,702
Nippon Shokubai Corp., Ltd.*	128,000	764,131
Nitto Denko Corp.	62,000	2,034,399
Nomura Holdings, Inc.	99,000	1,259,714
Sharp Corp.	63,000	810,579
Sumitomo Corp.	309,000	1,429,289
Sumitomo Electric Industries, Ltd.	89,000	651,691
Takeda Chemical Industries, Ltd.	20,000	739,751
Toyota Motor Corp.	51,300	1,332,078
Yamaha Corp.	68,000	934,525
(Cost $16,197,788)		18,627,803
Korea 19.3%
Amorepacific Corp.	12,720	1,363,047
Daegu Bank	344,500	1,377,135
Hansol Paper Co., Ltd.	157,600	775,796
Inchon Iron & Steel Co.*	181,900	974,600
Internet Auction Co., Ltd.*	44,300	2,633,152
Korea Information Service, Inc.*	59,900	1,128,296
LG Electronics, Inc.	33,030	1,377,057
Samsung Electronics Co., Ltd.	19,210	5,709,125
SK Telecom Co., Ltd.	11,290	1,928,137
Taesan LCD Co., Ltd.	147,700	952,105
(Cost $11,989,641)		18,218,450
New Zealand 1.2%
Telecom Corp. of New Zealand Ltd. (Cost $899,865)	381,335	1,173,940
Singapore 6.2%
City Developments Ltd.	356,000	897,836
Singapore Airlines Ltd.	238,000	1,405,964
Singapore Post Ltd.*	2,402,000	927,782
United Overseas Bank Ltd.	239,496	1,686,879
Venture Corp., Ltd.	104,000	951,093
(Cost $5,540,780)		5,869,554
Taiwan 12.5%
Acer, Inc.*	678,000	853,385
Compal Electronics, Inc.	880,000	1,181,481
EVA Airways Corp.*	2,148,000	770,694
Inventec Co., Ltd.*	658,000	405,538
Kindom Construction Co., Ltd.*	3,181,000	607,483
Mega Financial Holdings Co., Ltd.*	3,178,000	1,498,883
Nan Ya Plastics Corp.	1,023,000	1,110,026
Nanya Technology Corp.*	2,032,000	1,475,787
Taiwan Semiconductor Manufacturing Co., Ltd.*	1,600,147	2,639,131
Via Technologies, Inc.*	543,000	721,172
Yuanta Core Pacific Securities Co.	1,096,000	574,005
(Cost $10,841,088)		11,837,585
Thailand 7.8%
Kasikornbank PCL (Foreign registered)*	1,162,700	1,084,247
Land & Houses Public Co., Ltd. (Foreign registered)	6,480,000	1,462,580
TelecomAsia Corp. PCL (Rights)*	299,999	0
The Siam Cement Public Co., Ltd.*	647,000	2,582,466
Total Access Communication Public Co., Ltd.*	1,235,000	1,642,550
Vinthai Public Co., Ltd.* (Foreign registered)	2,040,000	581,611
(Cost $4,252,570)		7,353,454
United States 1.1%
Freeport-McMoRan Copper & Gold, Inc. "B" (Cost $769,756)	43,900	1,075,554
Total Common Stocks (Cost $75,059,284)		92,157,849

Preferred Stocks 0.9%
Korea
Samsung Electronics Co., Ltd. (Cost $845,004)	5,900	842,152

Cash Equivalents 1.5%
Scudder Cash Management QP Trust, 1.15% (b) (Cost $1,458,736)	1,458,736	1,458,736
Total Investment Portfolio - 100.0% (Cost $77,363,024) (a)		94,458,737

* Non-income producing security.
(a) The cost for federal income tax purposes was $77,922,945. At June 30, 2003, net unrealized appreciation for all securities based on tax cost was $16,535,792. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,347,130 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,811,338.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2003
Assets
Investments in securities, at value (cost $75,904,288)	$ 93,000,001
Investment in Scudder Cash Management QP Trust, at value (cost $1,458,736)	1,458,736
Foreign currency, at value (cost $277,410)	277,399
Receivable for investments sold	198,719
Dividends receivable	160,531
Foreign taxes recoverable	188,294
Other assets	739
Total assets	95,284,419
Liabilities
Deferred foreign taxes	116,145
Payable for investments purchased	29,586
Payable for Fund shares repurchased	17,078
Accrued management fee	94,566
Other accrued expenses and payables	123,441
Total liabilities	380,816
Net assets, at value	$ 94,903,603
Net Assets
Net assets consist of: Undistributed net investment income	386,549
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $116,145)	16,979,568
Foreign currency related transactions	1,219
Accumulated net realized gain (loss)	(37,013,129)
Cost of 138,800 shares held in treasury	(1,096,725)
Paid-in capital	115,646,121
Net assets, at value	$ 94,903,603
Net Asset Value per share ($94,903,603 / 8,802,633 outstanding shares of common stock, issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $122,903)	$ 1,304,308
Interest - Scudder Cash Management QP Trust	10,416
Total Income	1,314,724
Expenses: Management fee	523,345
Services to shareholders	15,930
Custodian and accounting fees	117,907
Auditing	61,994
Legal	26,841
Directors' fees and expenses	41,748
Reports to shareholders	39,266
NYSE listing fee	11,777
Other	65,086
Total expenses	903,894
Net investment income (loss)	410,830
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,972,878)
Foreign currency related transactions	(47,187)
(4,020,065)
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $115,477)	15,344,262
Foreign currency related transactions	4,133
15,348,395
Net gain (loss) on investment transactions	11,328,330
Net increase (decrease) in net assets resulting from operations	$ 11,739,160

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations: Net investment income (loss)	$ 410,830	$ (660,718)
Net realized gain (loss) on investment transactions	(4,020,065)	(5,514,233)
Net unrealized appreciation (depreciation) on investment transactions during the period	15,348,395	(2,784,838)
Net increase (decrease) in net assets resulting from operations	11,739,160	(8,959,789)
Fund share transactions:
Cost of shares repurchased	(1,096,725)	-
Net increase (decrease) in net assets from Fund share transactions	(1,096,725)	-
Increase (decrease) in net assets	10,642,435	(8,959,789)
Net assets at beginning of period	84,261,168	93,220,957
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $386,549 and $24,281, respectively)	$ 94,903,603	$ 84,261,168
Other Information
Shares outstanding at beginning of period	8,941,433	8,941,433
Shares repurchased	(138,800)	-
Shares outstanding at end of period	8,802,633	8,941,433

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2003[a]	2002	2001	2000	1999	1998
Per Share Operating Performance
Net asset value, beginning of period	$ 9.42	$ 10.43	$ 12.26	$ 24.09	$ 11.71	$ 11.28
Income (loss) from investment operations: Net investment income (loss)[b]	.05	(.07)	(.04)	(.19)	(.08)	.03
Net realized and unrealized gain (loss) on investment transactions	1.29	(.94)	(1.70)	(9.08)	12.46	.40
Total from investment operations	1.34	(1.01)	(1.74)	(9.27)	12.38	.43
Less distributions from: Net realized gains on investment transactions	-	-	(.09)	(2.56)	-	-
Antidilution (dilution) resulting from repurchases and reinvestment of distributions for shares at value	.02	-	-	-	-	-
Net asset value, end of period	$ 10.78	$ 9.42	$ 10.43	$ 12.26	$ 24.09	$ 11.71
Market value, end of period	$ 9.30	$ 7.71	$ 8.46	$ 9.31	$ 19.81	$ 9.31
Total Return
Per share net asset value (%)[c]	14.44**	(9.68)	(14.17)	(36.57)	105.72	3.81
Per share market value (%)[c]	20.62**	(8.87)	(8.32)	(41.43)	112.75	(3.87)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	84	93	108	212	103
Ratio of expenses (%)	2.15*	1.99	1.89	1.68	1.77	1.94
Ratio of net investment income (loss) (%)	.98*	(.70)	(.35)	(.95)	(.52)	.31
Portfolio turnover rate (%)	92*	101	161	121	92	99

a For the six months ended June 30, 2003.
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities. The Fund is also subject to a 20% Taiwan dollar income tax on foreign exchange gain transactions.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $29,264,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($24,809,000) and December 31, 2010 ($4,455,000), the respective expiration dates, whichever occur first.

In addition, from November 1, 2002, through December 31, 2002, the Fund incurred approximately $2,826,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (29,264,000)
Net unrealized appreciation (depreciation) on investments	$ 708,374

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $37,848,297 and $38,441,430, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly is equal to an annualized rate of 1.25% of the first $75,000,000 of the Fund's average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the six months ended June 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.24% of the Fund's average weekly net assets. Deutsche Asset Management (Asia) Limited ("DeAM Asia"), a wholly owned subsidiary of Deutsche Bank, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2003, the amount charged to the Fund by SISC aggregated $8,100, of which $5,400 is unpaid at June 30, 2003.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the six months ended June 30, 2003, the amount charged to the Fund by SSC aggregated $7,500, of which $5,000 is unpaid at June 30, 2003.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Effective April 1, 2003, SFAC has in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide these services. For the six months ended June 30, 2003, the amount charged to the Fund by SFAC aggregated $36,362, of which $7,069 is unpaid at June 30, 2003.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of securities of comparable securities in the United States of America.

E. Ownership of the Fund

At June 30, 2003, Wachovia Corp. held approximately 15% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

G. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the six months ended June 30, 2003, the Fund purchased 138,800 shares of common stock on the open market at a total cost of $1,096,725. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.0%. These shares are held in treasury.

Report of Independent Auditors

To the Board of Directors and the Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at June 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 11, 2003	PricewaterhouseCoopers LLP

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended June 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder New Asia Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder New Asia Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003
                                    ---------------------------------